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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 31, 2004

                              THE BISYS GROUP, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                 001-31254                    13-3532663
(State or other Jurisdiction     (Commission File               (IRS Employer
      of incorporation)               Number)                Identification No.)

                    90 Park Avenue, New York, New York 10016
                    (Address of principal executive offices)

                                 (212) 907-6000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))
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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

      (b) Effective as of August 31, 2004, in accordance with the terms of his Transition Services Agreement (attached as Exhibit 10.11 to the Annual Report on Form 10-K for the fiscal year ended June 30, 2003 of The BISYS Group, Inc. (the "Company")), Lynn J. Mangum resigned as Chairman and Director of the Company. The Company announced that, effective upon Mr. Mangum's resignation, Robert J. Casale, a non-employee member of the board of directors of the Company, assumed the role of Chairman.

      (c) Effective as of September 1, 2004, Richard J. Haviland was elected to the Board of Directors of the Company. He has been named to the Audit Committee of the Board of Directors.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              THE BISYS GROUP, INC.

                                              By:      /s/ Kevin J. Dell
                                                 -------------------------------
                                                      Kevin J. Dell
                                                      Executive Vice President,
                                                      General Counsel and
                                                      Secretary

      Date: August 31, 2004


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